UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2013 (July 30, 2013)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 30, 2013, Triangle USA Petroleum Corporation (“TUSA”), a wholly-owned subsidiary of Triangle Petroleum Corporation (the “Company”), entered into Amendment No. 1 to Amended and Restated Credit Agreement and Master Assignment (the “Amendment”) with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and issuing lender, and the other lenders named therein, as lenders.  The Amendment amends that certain Amended and Restated Credit Agreement, dated as of April 11, 2013 (the “A&R Credit Agreement), among TUSA, Wells Fargo, as administrative agent and issuing lender, and the other lenders named therein, as reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2013, to (i) increase the borrowing base under the A&R Credit Agreement from $110.0 million to $165.0 million, (ii) permit TUSA to hedge up to 85% of the anticipated production of (x) oil, (y) gas, and (z) natural gas liquid volumes, respectively, attributable to TUSA’s total proved reserves, and (iii) make revisions enabling TUSA to enter into a second lien credit facility at a future date.  Further, Wells Fargo, in its capacity as a lender under the A&R Credit Agreement, assigned to the other lenders a portion of its lending commitment initially established in the A&R Credit Agreement.

All other material terms of the A&R Credit Agreement remain unchanged.  The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Amendment is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1

Amendment No. 1 to Amended and Restated Credit Agreement and Master Assignment, dated July 30, 2013, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender, and the Lenders Named Herein, as Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2013	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

Exhibit 10.1*

Amendment No. 1 to Amended and Restated Credit Agreement and Master Assignment, dated July 30, 2013, among Triangle USA Petroleum Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent and Issuing Lender, and the Lenders Named Herein, as Lenders

* Filed herewith.